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As filed with the Securities and Exchange Commission on March 9, 2004

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TEAM FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Kansas	48-10117164
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8 West Peoria, Suite 200
Paola, Kansas 66071
(913) 294-9667
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

EMPLOYEE STOCK OWNERSHIP PLAN
(Full title of the plan)

Copies of communications to:

Reid A. Godbolt, Esq.
David A. Thayer, Esq.
Jones & Keller, P.C.
1625 Broadway, Suite 1600
Denver, Colorado 80202
(303) 573-1600
(Name, address, including zip code, and telephone
number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be registered	Amount to be registered	Proposed maximum Offering price per share	Proposed maximum Aggregate Offering price	Amount of Registration fee

Common Stock	500,000	$12.50	$6,250,000	$792(1)

(1)
Calculated in accordance with Rule 457(h) under the Securities Act of 1933, as amended.

        Pursuant to General Instruction E of Form S-8, Team Financial, Inc. hereby registers an additional 500,000 shares of its Common Stock issuable pursuant to its Employee Stock Ownership Plan and hereby incorporates by reference the contents of its Registration Statement on Form S-8 as filed with the Securities and Exchange Commission on December 3, 2001 and as amended (SEC file #333-74424).

Item 8. Exhibits.

        The following documents are filed as a part of this registration statement.

Exhibit Number	Description
5.1	Opinion of Jones & Keller, P.C. regarding legality of securities(1)
10.11	Team Financial, Inc. Employee Stock Ownership Plan Summary(2)
23.1	Consent of KPMG LLP(1)
23.2	Consent of Jones & Keller, P.C. (included in their opinion filed as Exhibit 5.1).

(1)
Filed herewith.

(2)
Filed under the same exhibit number with Registration Statement on Form S-1, as amended (Registration Statement No. 333-76163 declared effective by the Commission on August 6, 2001) and incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Paola, State of Kansas, on February 24, 2004.

TEAM FINANCIAL, INC.
By:	/s/ ROBERT J. WEATHERBIE Robert J. Weatherbie, Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
By:	/s/ ROBERT J. WEATHERBIE Robert J. Weatherbie	Director, Chairman and Chief Executive Officer (Principal Executive Officer)	February 24, 2004
By:	/s/ MICHAEL L. GIBSON Michael L. Gibson	Director, President of Investments and Chief Financial Officer	February 24, 2004
By:	/s/ MONTIE K. TAYLOR Montie K. Taylor	Director	February 24, 2004
By:	/s/ R.G. (GARY) KILKENNY R.G. (Gary) Kilkenny	Director	February 24, 2004
By:	/s/ CAROLYN S. JACOBS Carolyn S. Jacobs	Director	February 24, 2004
By:	/s/ NEIL BLAKEMAN Neil Blakeman	Director	February 24, 2004
By:	/s/ DENIS A. KURTENBACH Denis A. Kurtenbach	Director	February 24, 2004
By:	/s/ KEITH B. EDQUIST Keith B. Edquist	Director	February 24, 2004

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EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Jones & Keller, P.C. regarding legality of securities(1)
10.11	Team Financial, Inc. Employee Stock Ownership Plan Summary(2)
23.1	Consent of KPMG LLP(1)
23.2	Consent of Jones & Keller, P.C. (included in their opinion filed as Exhibit 5.1).

(1)
Filed herewith.

(2)
Filed under the same exhibit number with Registration Statement on Form S-1, as amended (Registration Statement No. 333-76163 declared effective by the Commission on August 6, 2001) and incorporated herein by reference.

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  Item 8. Exhibits.
SIGNATURES
EXHIBIT INDEX